FIRST AMENDMENT TO
             SECOND AMENDED AND RESTATED LEASE AGREEMENT
                            BY AND BETWEEN
                                ET LLC,
                  a Delaware limited liability company
                                 d/b/a
                               ET QRS LLC
                              as LANDLORD
                                   and
                           ETEC SYSTEMS, INC.
                          a Nevada corporation
                              as TENANT

Premises:  Hayward, California

Dated as of March 31, 1998

        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LEASE
AGREEMENT made as of March 31, 1998 by and between ET LLC, a Delaware limited liability company d/b/a ET QRS LLC ("Landlord") and ETEC SYSTEMS INC., a Nevada corporation ("Tenant").

W I T N E S S E T H

        WHEREAS Landlord and Tenant entered into a certain Second Amended and Restated Lease Agreement, dated as of February 2, 1998 (the "Original Lease"); and
        WHEREAS Landlord and Tenant desire to amend the Original
Lease as hereinafter set forth;
        NOW THEREFORE for good and valuable consideration, the
receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant covenant and agree as follows:
1.   Subparagraphs (c)(i) and (c)(ii) of Paragraph 1 Basic
Rent of Exhibit D to the Original Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:
"(i) with respect to the Project II Improvements, commencing on the first day of the first calendar month following the
calendar month in which the first advance of Project II
Costs is made and continuing on the first day of each
calendar month thereafter to and including June 1, 1999
(each such date also a "Basic Rent Payment Date"), Basic
Rent with respect to the Leased Premises shall be payable
monthly in arrears on each Basic Rent Payment Date in an
amount equal to the product of (x) the LIBOR then in effect
stated on an annual basis plus 150 basis points divided by
12 multiplied by (y) the weighted average of the amount
outstanding during the prior calendar month for Project II
Costs (exclusive of the Project II Acquisition Fee) for the
Project II Improvements based on the number of days each
advance is outstanding prior to such Basic Rent Payment
Date.  The amount set forth in the foregoing sentence shall, absent manifest error, be conclusively determined from the
books and records of Landlord.  Tenant shall have the right, upon reasonable prior notice, to inspect Landlord's books
and records to verify the accuracy of Landlord's calculation of such Basic Rent.
(ii) commencing on July 1, 1999 and continuing on the first
day of each calendar month thereafter (each such date also a
"Basic Rent Payment Date") until the expiration of the
Initial Term, monthly installments of Basic Rent payable
with respect to the Project II Improvements should be an
amount equal to the equal monthly amortization payment
required to pay the Project II Costs (exclusive of the
Project II Acquisition Fee) in full over the remainder of
the Initial Term assuming an interest rate of 8.13% per
annum.  Promptly following the Project II Final Completion
Date Landlord and Tenant shall execute an addendum to this
Lease setting forth the numerical amount of the initial
annual and monthly installments of Basic Rent with respect
to the Project II Improvements."
        2. Except as specifically amended hereby, the terms and conditions of the Original Lease shall remain in full force and effect from and after the date hereof the term "Lease" shall refer to the Original Lease as amended by this First Amendment to Second Amended and Restated Lease Agreement.
        3. This First Amendment shall be binding upon the parties thereto and their respective successors and assigns.
        IN WITNESS WHEREOF, the parties hereto have duly executed
and delivered this First Amendment to Second Amended and Restated Lease Agreement as of the date first above written.
LANDLORD:
ET LLC, a Delaware limited
liability company, d/b/a ET QRS
LLC
By:     Corporate Property
Associates
        12 Incorporated, Member

        By:

               Title:  First Vice  President


By:     Corporate Property
Associates
        14 Incorporated, Member

        By:

               Title:  First Vice  President


TENANT:
ETEC SYSTEMS, INC.,
a Nevada corporation

By:
Title: